Exhibit 10.1

May 26, 2006

                                   IPEX, INC.
Sothi Thillairajah
7825 Fay Avenue
Suite 200
La Jolla, CA 92037

Re:   Lease dated March 8, 2006 between LJMG, Inc. d/b/a/ First Choice Executive
Suites ("Landlord") and IPEX, INC. ("Tenant") for space on the 2nd floor of the building located at 7825 Fay Avenue, Suite 200, La Jolla, CA 92037

Dear Mr. Thillairajah,

Landlord and Tenant agree that Tenant will be released from its current lease obligations upon the following conditions:

1. Tenant will be released from current 6 month Lease upon payment of June 1, 2006 invoice by due date, plus $715.73 by June 30, 2006, plus Security Deposit on file.

2. Tenant will return all issued keys for the Suite and the building by June 30, 2006.

Please sign, date, and return this Authorization Letter to me with payment so that I can execute the Lease with the new Tenant.

Sincerely,

/s/ ELENA ROGERS
-------------------
Elena Rogers


/s/ THOMAS J. MARTINDALE                    /s/ SOTHI THILLAIRAJAH
------------------------                    ----------------------
Thomas J. Martindale                        Sothi Thillairajah

6/2/06                                      6/1/06
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Date                                        Date